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                                                                    Exhibit 23.3



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in this registration statement on Form S-8 filed by UbiquiTel Inc. of our report dated March 13, 2001 on the consolidated financial statements of Via Wireless, LLC as of December 31, 2000, and 1999, and for each of the three years in the period ended December 31, 2000.

MOSS ADAMS LLP



Stockton, California
September 24, 2001
























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